SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K


                                       CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of
                            The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2003


              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
             (Exact name of registrant as specified in its charter)


              Delaware             001-31563           47-1284989
    (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)      File Number)      Identification No.)




              5800 Corporate Drive
            Pittsburgh, Pennsylvania                   15237-7000
    (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:   (800) 341-7400



Item 9.  Regulation FD Disclosure.

      The following information is furnished pursuant to Item 9 of Form 8-K :

     Following is information that may be made publicly available on or after May 14, 2003.

Information as of 4/30/03 unless otherwise noted.

Overview

Objective:

     Current income exempt from federal income tax, including the alternative minimum tax (AMT)

Pricing
Market Price $13.66 (Source: Bloomberg)
Daily NAV $14.50

Yield (%)
Current Yield based on Market Price       5.49
Current Yield based on NAV                5.17
Taxable Equivalent Market Yield*          8.94

Dividends
Paid Monthly
Record Date: 23rd or the preceding business day of the month
4/03 $0.06250
3/03 $0.06250
2/03 $0.06250

Investment Concentration
Intermediate-term municipal securities

Portfolio Assets
$161.7 million

Portfolio Profile
Weighted Average Effective Maturity             8.90 Years
Weighted Average Effective Duration to Common** 8.29 Years
Weighted Average Effective Duration to Gross    5.16 Years
Weighted Average Quality                  Aa2/AA (Rated Only)
Average Coupon                                  5.59%
Number of Securities                            96

Recommended Benchmark
Lehman Brothers Aggregate Municipal Bond Index




Portfolio Managers
Mary Jo Ochson, CFA
Began Managing Fund: 12/02
Lee R. Cunningham, II
Began Managing Fund: 12/02
R.J. Gallo
Began Managing Fund: 12/02

Fund History
NYSE Ticker       FPT
CUSIP       31423M105
Inception 12/20/02
Inception NAV     $14.33
Inception Share Price $15.00


Portfolio Manager Commentary
Fund Performance

     The fund's NAV rose 0.55% to end April at $14.50. Based on NAV, the fund's monthly total return, which includes the monthly dividend of 6.25 cents/share, was 0.99%. The fund's common market price increased 0.44% over the month to end at $13.66. Based on the common market price, the fund's total return for April was 0.88%.

     The discount of share price to NAV was 5.80% on April 30, similar to 5.70% at the end of March. Trading volume of the fund's common shares on the NYSE averaged about 18,500 shares per day, down from 23,900 last month.

     The annualized current yield of the fund relative to its month-end closing market price was 5.49%, which equates to 8.94% on a taxable equivalent basis for shareholders in the 38.6% federal tax bracket.

Municipal Market

     The military success of U.S. forces in Iraq allowed market participants to refocus on the economy during April. Anticipation of accelerating economic growth following the end of fighting in Iraq seemed to diminish in the face of generally weak economic data. Treasury and municipal yields rose early in April as imminent military success was clear, but reversed course as signs of economic acceleration failed to emerge. On net, the AAA 10-year yield fell 7 basis points to 3.54% during April, and yields across the municipal yield curve fell from 1 to 14 basis points. (All yields from Municipal Market Data).

     Seasonal upward pressure on short-term municipal yields during tax season contributed to a slight flattening in the slope of the municipal yield curve, with the difference between one-year and 10-year AAA yields ending April at 246 basis points, down from 256 basis points last month. The tepid pace of economic recovery continues to underpin the ongoing steep slope of yield curve.

     The total return on the Lehman Brothers Aggregate Municipal Bond Index was 0.66% for the month. The healthcare, education and insured segments of the index were the three strongest performing credit sectors. Holdings in these sectors contributed to the fund's positive performance in April and cumulatively represent over 65% of the fund portfolio.

Investment Strategy

     The portfolio management team continued to increase the fund's holdings of BBB or lower-rated bonds, consistent with the fund's income objective. The fund purchased such securities in the hospital, life care and special tax sectors during the month. The use of leverage continues to enhance the fund's ability to pay attractive dividends to common shareholders. The fund paid an average of 1.16% in preferred share dividends during April, while the capital contributed by preferred shareholders was invested in the fund's portfolio of intermediate bonds, which had an average yield to effective maturity of 4.52% for the month.

Cumulative Total Return (%)
                        1 month           Since Inception
                                          (12/20/02)
Market Price             0.88              (7.74)
NAV (based on $15.00)   (3.56)             (2.13)
NAV (based on $14.33)    0.99               2.51

Premium/Discount of Market Price to NAV
5.79% Discount

Top Ten Holdings
Total % of Portfolio: 24.37%
Metropolitan Transportation Authority,          2.89%
NY (MBIA Insured)
Pennsylvania State IDA, Economic                2.78%
Development (AMBAC Insured)
Salt River Project, AZ, Agricultural            2.77%
Improvement & Power
California State, Refunding UT GO Bonds         2.69%
Alaska State Housing Finance Corp.              2.64%
(MBIA Insured)
Delaware Health Facilities Authority            2.54%
(AMBAC Insured)
Austin, TX, Electric Utility System             2.13%
(AMBAC Insured)
North Carolina Municipal Power                  2.03%
Agency No. 1
Ohio State Air Quality Development              1.96%
Authority
Kentucky Economic Development Finance           1.94%
*Insured

Sector Breakdown (Top Six) (%)
Total % of Portfolio: 86.13%
Insured           48.95
Hospital          12.05
Special Tax        7.98
Lifecare           6.62
Public Power       5.54
Electric and Gas   4.99

Quality Breakdown (%)
AAA   50.25
AA    5.88
A     10.97
BBB   20.88
BB    1.79
B     1.00
Non Rated   9.23

Percent of Portfolio Callable
2003        2.54%
2004        0.00%
2005        0.00%
2006        1.24%
2007        1.96%
As of 5/8/03

Preferred Share Ratings
Moody's Aaa
Fitch AAA
Face Value of Preferred Shares $61,025,000


     *Taxable Equivalent Market Yields - In calculating these yields, the market yield is divided by (1 minus the applicable tax rate). The maximum federal tax rate (38.6%) is used when calculating the taxable equivalent market yield. Federal Tax Rates are based on the 2003 rates as stated in the Economic Growth and Tax Relief Reconciliation Act of 2001.

     **Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. The Fund is a closed-end fund.Unlike open-end funds, closed-end funds are not continually offered.There is a one-time public offering, and once issued, shares of closed-end funds are bought and sold in the open market.Consequently, shares of closed-end funds may trade at, above or below their net asset values ("NAV"). If a closed-end fund's shares trade at a price below their NAV, they are said to be trading at a "discount."

     Conversely, if a closed-end fund's shares trade at a price above their NAV, they are said to be trading at a "premium." Shares of closed-end funds frequently trade at a discount. The Fund offers Common Shares and Preferred Shares. The Pricing, Yield, Dividends, Fund History and Total Return information provided herein relates to Common Shares only. Unlike Preferred Shares, Common Shares are not rated.

     The Fund's issuance of Preferred Shares creates leverage risks for holders of Common Shares.Two major types of risks created by leverage include: (1) the likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund's portfolio securities are borne entirely by holders of Common Shares; and (2) the possibility either that income available for Common Share dividends will fall if the Preferred Shares dividend rate rises, or that income available for Common Shares dividends will fluctuate because the Preferred Shares dividend rate varies.

     The Fund  invests in  high-yield,  lower-rated  securities  that  generally
entail  greater  market,   credit  and  liquidity  risks  than  investment-grade
securities.

     Please refer to the Fund's prospectus for more information on the risks associated with an investment in the Fund.

Income may be subject to state and local taxes.

     Past performance is no guarantee of future results. Total return, price, yields, and NAV will fluctuate. Total returns of less than 1 year are cumulative.

     Portfolio composition is subject to change. Credit ratings pertain only to the securities in the Fund's portfolio and do not protect the Fund against market risk.

     For additional information, including definitions of related terms and indexes, see the Financial Glossary and Benchmark Index Glossary.

Total return data assumes full reinvestment of dividends.
Not FDIC Insured May Lose Value No Bank Guarantee

















SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  FEDERATED PREMIER
                                                  INTERMEDIATE MUNICIPAL INCOME
                                                  FUND
                                                           (Registrant)



                                          By     /s/ Mary Jo Ochson
                                                     Mary Jo Ochson
                                                     Vice President


Date:  May 14, 2003